UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report: August 19, 2009

(Date of earliest event reported)

E*TRADE Financial Corporation

(Exact name of Registrant as Specified in its Charter)

Delaware	1-11921	94-2844166
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

135 East 57th Street, New York, New York 10022

(Address of Principal Executive Offices and Zip Code)

(646) 521-4300

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendment to Articles of Incorporation of Bylaw; Change in Fiscal Year.

On August 19, 2009, E*TRADE Financial Corporation (the “Company”) amended its Certificate of Incorporation by filing a Certificate of Amendment of its Certificate of Incorporation (the “Amendment”) to increase the number of its authorized common stock from 1,200,000,000 to 4,000,000,000 (and, correspondingly, increase the total number of authorized shares of capital stock from 1,201,000,000 to 4,001,000,000). This amendment was approved by the Company’s stockholders on August 19, 2009. The Amendment, which was effective as of August 19, 2009, is attached to this Form 8-K as Exhibit 3.1.

Item 8.01.	Other Events

As previously announced, the Company launched a debt exchange offer for certain of its outstanding interest-bearing notes (the “Exchange Offer”), on the terms and subject to the conditions set forth in the Offering Memorandum and Consent Solicitation Statement, dated June 22, 2009, and the related letter of transmittal (together, the “Offering Memorandum”). Pursuant to the Exchange Offer, the Company offered to exchange newly-issued zero coupon Convertible Debentures due 2019 (the “Convertible Debentures”) for all of its 8% Senior Notes due 2011 (the “2011 Notes”) and a portion of its 12.5% Springing Lien Notes due 2017 (the “2017 Notes” and, together with the 2011 Notes, the “Notes”). As detailed in the Offering Memorandum, Notes tendered for exchange in the period ended at midnight on July 1, 2009 (the “Early Tender Period”) will be exchanged for Class A Convertible Debentures and any Notes tendered for exchange after the Early Tender Period and before the expiration of the Exchange Offer will be exchanged for Class B Convertible Debentures. Because the offer to exchange 2017 Notes was oversubscribed during the Early Tender Period, the acceptance of the 2017 Notes during such period was prorated, and no 2017 Notes were accepted for exchange after July 1, 2009. The Exchange Offer expired at midnight New York City time on August 19, 2009. On August 20, 2009, the Company announced the results of its Exchange Offer, which are summarized in the table below.

	Notes Tendered	Notes Accepted
Early Tender Period:
2011 Notes	$429,616,000	$429,616,000

2017 Notes	$1,407,178,248	$1,310,000,000

Post-Early Tender Period:
2011 Notes	$2,255,000	$2,255,000

2017 Notes	—	—

As a result of the Exchange Offer, the Company expects to issue an aggregate of $1,739,616,000 aggregate principal amount of its Class A Convertible Debentures and $2,255,000 aggregate principal amount of its Class B Convertible Debentures at the closing of the Exchange Offer, which the Company expects to occur on August 24, 2009. The foregoing results with respect to 2011 Notes tendered after the Early Tender Period represent the Company’s preliminary calculations of 2011 Notes tendered, and are subject to change.

Further information may be found in the Company’s press release dated August 20, 2009 filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Certificate of Incorporation of E*TRADE Financial Corporation, filed August 19, 2009

99.1	Press release dated August 20, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E*TRADE FINANCIAL CORPORATION

Date: August 20, 2009	By:	/s/ Karl A. Roessner
	Name:	Karl A. Roessner
	Title:	Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Amendment to Certificate of Incorporation of E*TRADE Financial Corporation, filed August 19, 2009

99.1	Press release dated August 20, 2009